UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): May 25, 2011

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+852 9500-7299
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

ASIARIM CORPORATION announced that it has signed a terms sheet with EuroAmerican S.A. setting forth the fundamentals of the acquisition of the exclusive worldwide rights to use a unique patented video compression technology.

This video compression technology based on wavelet algorithms is able to dramatically reduce any type of video content or live stream including those already pre-compressed with any CODEC without loss of video quality.

Under the terms of the terms sheet, the parties shall execute definitive agreements on or before June 15, 2011, in the absence of which the intended transactions would terminate with all parties bearing their own costs. The majority of all shareholders have already adopted the Terms Sheet and are looking forward to the completion of all intended transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	ASIARIM CORPORATION
By: /s/ Ben van Wijhe
---------------------------------
Name: Ben van Wijhe
Title: President and CEO